UNITED STATES
                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                                   FORM 8-K

                                CURRENT REPORT

    Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported) January 19, 1995

                         BURLINGTON NORTHERN INC.

          (Exact name of registrant as specified in its charter)

           Delaware                     1-8159                  41-1400580

(State or other jurisdiction         (Commission              (IRS Employer
      of incorporation)              File Number)          Identification No.)

3800 Continental Plaza, 777 Main Street, Fort Worth, Texas    76102

(Address of principal executive offices)                    (Zip Code)

       Registrant's telephone number, including area code: (817) 333-2000


          (Former name or former address, if changed since last report)


Item 5.  Other Events

On January 19, 1995, Burlington Northern Inc. issued a press release announcing its fourth quarter and annual earnings. A copy of the press release is attached hereto as Exhibit 99.1, which exhibit is incorporated herein by reference.


Item 7(c).  Exhibits


Exhibit 99.1 -- Press Release of Burlington Northern Inc. dated January 19,
1995.


                                  SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

                                 BURLINGTON NORTHERN INC.

                                 /s/ Edmund W. Burke
                                 ___________________________________
                                 Edmund W. Burke
                                 Executive Vice President,
                                   Law and Secretary

Date: January 20, 1995


                                EXHIBITS INDEX


                                                                Sequentially
Exhibits                                                       Numbered Page


Exhibit 99.1   Press Release of Burlington Northern Inc. dated
               January 19, 1995.